Exhibit  99.2


EMPLOYMENT  AGREEMENT
THIS EMPLOYMENT AGREEMENT (this "Agreement") is made as of, by and between Network Installation Corp., a Nevada Corporation., ("Company"), and Jeffrey R. Hultman, an individual ("Executive").
RECITALS
--------
A. Company is engaged in the business of providing networking and telecommunication services (the "Business") and has need for personnel with experience in said Business.
B.   Executive is experienced in matters of operation related to Business.
C. The parties are willing to enter into this Agreement with respect to Executive's employment and services upon the terms and conditions hereinafter set forth.
AGREEMENT
---------
In consideration of the foregoing recitals and the premises herein contained, the parties agree as follows:
I.  TERM
Subject to the provisions of Section IV hereof, Company hereby employs Executive and Executive hereby accepts employment with Company beginning on or about the date of March 7, 2005 ("Employment Date") and it shall continue in effect for a period of two years. Thereafter, the agreement shall be renewed upon mutual agreement of Executive and Company. This agreement and Executive's employment maybe terminated at Company's discretion during the initial term, provided that Company shall pay to Executive an amount equal to payment at Executive's base salary rate for six months. (The "Employment Term").
II.  DUTIES
SECTION II.O General Duties. Executive shall serve as President Chief Executive Officer of Network Installation Corp. during the Employment Term. Executive, during the Employment Term, subject to the policies and directives of the Board of Directors of Company ("Board"), shall be responsible for the daily operations of Network Installation Corp.
SECTION II. 1 Devotion of Time to Company's Business. Executive agrees during the Employment Term, to devote his best efforts, and all of his business time exclusively, to his employment with Company, and to perform such duties as are specified in Section 2.01 and such other duties consistent with Section 2.01 as shall be reasonably requested by the Board. Executive shall not, during Executive's employment, unless otherwise agreed to in advance and in writing by Company, seek or accept other employment, become self-employed in any other capacity, or engage in any activities that are detrimental to the business of Company.III.
COMPENSATION AND BENEFITS
     As compensation for his services hereunder, during the Employment Term, Executive shall receive compensation and benefits (see below) payable in cash at the times and in the installments consistent with Company's payroll practices.

Gross  Base  Salary  $  16,000.00  per  month
Auto  Allowance  $  500  per  month
MedicalCompany  paid  as  is  at  present  time
Life  Insurance  $  400.00  per  month
Holidays  Company  policy  and  procedures
Vacation  Twenty  One  (21)  days  per  year
Pension  and  Profit  sharing  Company  policy  and  procedures
Stock Bonus Plan A Warrant to purchase 2,500,000 shares of the Company's common stock ("Shares") at a price often cents ($.10) per share ("Exhibit A" attached herein). The Shares shall be eligible for resale in 12 months provided either; (i) the Company achieves $9.5 million in gross revenue for fiscal year ended December 31, 2005 or (ii) the Share price is trading above $2.50. If neither scenario is realized, then the Shares shall be eligible for resale after 24 months. However, at all times, selling of the Shares shall be limited to provisions of a mutually acceptable "Leak-Out" agreement ("Exhibit B" attached herein) between the Executive and the Board. Terms of the Leak-Out agreement shall be pari passu with the terms limiting the resale of Shares by the Company's current directors.
IV.
TERMINATION
SECTION  IV. Employment At-Will. This is an at-will employment agreement. Either
             ------------------- party may terminate the employment relationship at any time with or without cause. You understand and agree that no company policy or procedure, nor anything in the employee handbook, nor your length of service, nor your outstanding job performance, nor any oral statement by anyone employed by employer can change either party's right to terminate the employment relationship at anytime and for any reason. No manager, supervisor, employee or consultant of Employer has any authority to bind Employer to any agreement for employment for any specified period of time or to make any agreement other than at-will. Only Employer's Board of Directors, has the authority to make such an agreement, and then only in writing.
SECTION IV. 2 Termination for Death or Disability. This Agreement and Executive's employment hereunder shall terminate automatically upon (1) Executive's death or (2) the date of determination by the Board that Executive has a disability. As used herein, "disability" shall mean any condition that qualifies as a disability under Company's long-term disability plan as in effect on the date of determination or which renders Executive incapable of performing substantially all of Executive's managerial and Executive services hereunder for ninety (90) days or more in the aggregate during any one (1) year period, and which at any time after such ninety (90) days the Board shall determine continues to render
     Executive incapable of performing Executive's managerial and Executive services hereunder. If this Agreement is terminated because of Executive's death or disability pursuant to this Section, Company shall have no further obligation or liability to Executive.
SECTION IV. 3 No Additional Payments. Upon termination of Executive's employment hereunder, Executive shall not be entitled to any severance payments or severance benefits from Company or any payments by Company on account of any claim for wrongful termination, including but not limited to claims under any federal, state or local human and civil rights or labor laws, except for any benefits which maybe due to Executive in the normal course under any Executive benefit plan or program of Company which provides for benefits after termination of employment. Executive's right to receive payments or benefits under this Agreement upon termination of employment will cease if Executive breaches any provision of Section V below.
V.  RESTRICTIVE  COVENANTS
SECTION  V.I  Confidential  and  Proprietary  Information.  As  an  Executive of
     Company, Executive shall have access to certain Confidential and Proprietary Information (as defined below) concerning Company and its Affiliates (as defined below). Executive agrees that he will not, either directly or indirectly, disclose to any person or use any of the Confidential and Proprietary Information in any way during the Employment Term (except as required in the course of the performance of his duties to Company) or after the expiration of the Employment Term.
For purposes of this Agreement, "Confidential and Proprietary Information" means any of the following information relating to the business of C ompany that is not generally known to competitors, suppliers and customers of
     Company: (i) any business or technical information, design, process, procedure, formula, improvement, or any portion or phase thereof, that is owned by or has, at the time of determination, been used by Company; (ii) any information related to the development of products and production processes; (iii) any information concerning proposed new processes; (iv) any information concerning customer lists and other customer information, vendor lists and information, price data, cost data, profit plans, capital plans and proposed or existing marketing techniques or plans; and (v) any other information which would constitute a "Trade Secret" under the Uniform Trade Secrets Act as in force and effect in the State of California.
For purposes of this Agreement, "Affiliate" means any corporation, company, partnership, joint venture, firm and/or other entity which controls, is controlled by or is under common control with the person with respect to which the term "Affiliate" is used. For purposes of this Agreement, "Person" means an individual, corporation, partnership, limited liability company, trust or unincorporated organization, or a government or any agency or political subdivision thereof. "Control" means (a) in the case of corporate entities, direct or indirect ownership of at least fifty percent (50%) of the stock or participating shares entitled to vote for the election of directors; and (b) in the case of non-corporate entities (such as limited liability companies, partnerships or limited partnerships), either (x) direct or indirect ownership of at least fifty percent (50%) of the equity interest, or (y) the power to direct the management and policies of the noncorporate entity.

SECTION V.2 Inventions and Improvements. Executive agrees that he will assign to Company, without further consideration, the exclusive rights and title to all inventions, discoveries, ideas, improvements, and other intellectual property made or acquired by Executive during the Employment Term, whether alone or jointly with others. Executive further agrees to execute any and all documents that are required in order to transfer or assign such property rights to Company.
SECTION V.3 Equitable Relief. Executive acknowledges and agrees that his services are of a special, unique and extraordinary value to Company and its Affiliates and that damages alone maybe an inadequate remedy for any breach of this Agreement. Accordingly, in the event of the breach by Executive of any of the provisions o f this Agreement, Company may, in addition and supplementary to other rights and remedies existing in its favor, apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive or other relief in order to enforce, or prevent any violations of, the provisions of this Agreement.
VI.  MISCELLANEOUS
SECTION VII. I Severability. Every provision of this Agreement is intended to be
               ------------
     severable. If any term or provision hereof is declared by a court of competent jurisdiction to be illegal or invalid, such illegal or invalid term or provision shall not affect the balance of the terms and provisions hereof, which terms and provisions shall remain binding and enforceable.
SECTION VII.2 Notice. Any notice or communication required to be given hereunder may be delivered by hand, deposited with an overnight courier, sent by confirmed facsimile, or mailed by registered or certified mail, if to Company, to 312 Stuart St., 3rd Floor, Boston 02116, ATT: Michael Novielli, and if to Executive, to his office. Notice shall be deemed received on the date sent if sent by facsimile or personal delivery; three days after the date sent if sent by registered or certified mail; and one day after the day it is sent if sent by overnight courier.
SECTION VII.3 Entire Agreement; Modification. This Agreement contains the entire
              -------------------------------
     and complete understanding between the parties concerning its subject matter and all representations, agreements, arrangements and understandings between or among the parties, whether oral or written, have been fully merged herein and are superseded thereby.
SECTION  VII.4 Law Governing Agreement. This Agreement shall be governed by
               -----------------------
     and  construed  in accordance with the law of the State of California.
SECTION  VII.  5  Arbitration.  If  a  dispute  arises relating to the terms and
                  ------------
     provisions of this Agreement or involves any claim for breach of any contract or covenant (express or implied), tort claims, claims for discrimination (including, but not limited to race, sex, religion, national origin, age, handicap or disability), claims for compensation or claims for violations of any federal, state, foreign or other governmental law, statute, regulation or ordinance, then either party may initiate arbitration proceedings in accordance with the Rules of the American
     Arbitration Association ("AAA"). Arbitration proceedings shall be held in any Orange County, California office of AAA. Both parties hereby consent to such arbitration, and any arbitration award shall be final and binding. Neither party shall disclose the existence of any dispute or the terms of any arbitration decision to any third party, other than their legal counsel, accountants, and financial advisors or as required by law.

SECTION  VII.6  Representation  by  Counsel.  EXECUTIVE ACKNOWLEDGES THAT HE HAS
                ----------------------------
BEEN REPRESENTED  BY  LEGAL  COUNSEL  IN  CONNECTION WITH THIS AGREEMENT AND HAS
     CONSULTED  WITH  SUCH  LEGAL  COUNSEL.
SECTION VII. 7 Counterparts. This Agreement may be executed in counterparts, all
               -------------
      of  which  taken  together  will  constitute  one  instrument.
SECTION  VII.8  Waiver.  Either  party's  failure  to  enforce  any provision or
                ------
     provisions of this Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party thereafter from enforcing each and every other provision of this Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party's right to assert all other legal remedies available to it under the circumstances.
SECTION  Vn.9  Binding  Effect.  Except as otherwise provided in this Agreement,
               ----------------
     this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, heirs, and assigns. Executive shall not assign, convey, or otherwise transfer, voluntarily or by operation of law, to any person or entity, this Agreement or any interest herein without the prior written consent of Company. Any attempt to do so without such consent shall be null and void.
(Signature  page  follows)  (Signature  page  to  Employment  Agreement)
IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.
"Company"
/s/  Michael  Novielli
Network  Installation  Corp.,  A  NEVADA  CORPORATION,
Name:  Michael  A.  Novielli  Title:  Chairman  of  the  Board
       ---------------------                             -----

/s/  Jeffrey  R.  Hultman
Name:  Jeffrey  R.  HultmanTitle:  An  Individual  Executive"
       --------------------

EXHIBIT  B
NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS EXERCISABLE
     HAVE  BEEN  REGISTERED  WITH  THE SECURITIES AND EXCHANGE COMMISSION OR THE
     SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR REASONABLY ACCEPTABLE TO THE COMPANY TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501 (a) UNDER THE SECURITIES ACT.
COMMON  STOCK  PURCHASE  WARRANT
To Purchase 2,500.000 Shares of Common Stock of Network Installation Corp. THIS COMMON STOCK PURCHASE WARRANT (the "Warrant")
CERTIFIES  that,  for  value  received,  Jeffrey  R. Hultman (the "Holder"), are entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date of the Purchase Agreement (the "Initial Exercise Date") and on or prior to the fifth anniversary of the Initial Exercise Date (the "Termination Date") but not thereafter, to subscribe for and purchase from Network Installation Corporation, a Nevada corporation (the "Company"), up to 2,500,000 shares (the "Warrant Shares") of Common Stock, par value $0.001 per share, of the Company (the "Common Stock""). The purchase price of one share of Common Stock (the "Exercise Price"! under this Warrant shall be $ .10, subject to adjustment hereunder. The Exercise Price and the number of Warrant Shares for which the Warrant is exercisable shall be subject to adjustment as provided herein.
1.   Title  to  Warrant. Prior to the Termination Date and subject to compliance
    -------------------
     with applicable laws and Section 7 of this Warrant, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the Holder in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed. The transferee shall sign an investment letter in form and substance reasonably satisfactory to the Company.
2.   Authorization  of  Shares.  The  Company  covenants that all Warrant Shares
    ------------------------
     which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).
3.   Exercise  of  Warrant.
     ----------------------
(a). Vesting. This Warrant shall not be eligible for fuli or partial exercise by
     --------
     Wan-ant holder until such time as the Warrant is vested. Vesting will take place after 12 months from -warrant issuance, provided that either; (i) the Company achieves $9.5 million in gross revenue for the fiscal year ended December 31, 2005 or (ii) the Share price is trading above S2.50 at the end of the 12 month after warrant issuance. If neither scenario is realized, then the Shares shall be eligible for exercise after 24 months.
(b)  Leak-Out  Agreement,  Further, the timing and amount which can be exercised
    -------------------
     is restricted to the terms and conditions of the attached "Leak-Out Agreement".
(c) Exercise of the purchase rights represented by this Warrant may be made at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company of a duly executed facsimile copy of trie Notice of Exercise Form annexed hereto (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of such Holder appearing on the books of the Company); provided, however, within 5 Trading Days of the date said Notice of Exercise is delivered to the Company, the Holder shall have surrendered this Warrant to the Company and the Company shall have received payment of the aggregate Exercise Price of the shares thereby purchased by wire transfer or cashier's check drawn on a United States bank. Certificates for shares purchased hereunder shall be delivered to the Holder within 3 Trading Days from the delivery to the Company of the Notice of Exercise Form, surrender of this Warrant and payment of the aggregate Exercise Price as set forth above ("Warrant Share Delivery Date"). This Warrant shall be deemed to have been exercised on the date the Exercise Price is received by the Company. The Warrant Shares shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a Holder of record of such shares for all purposes, as of the date the Warrant has been exercised by payment to the Company of the Exercise Price and all taxes required to be paid by the Holder, if any, pursuant to Section 5 prior to the issuance of such shares, have been paid. If the Company fails to deliver to the Holder a certificate or certificates representing the Warrant Shares pursuant to this Section 3 (a) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise. In addition to any other rights available to the Holder, if the Company fails to deliver to the Holder a certificate or certificates representing the Warrant Shares pursuant to an exercise by the Warrant Share Delivery Date, and if after such day the Holder is required by its broker to purchase (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a "Buy-In"), then the Company shall (1) pay in cash to the Holder the amount by which (x) the Holder' total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (B) the price at which the sell order giving nse to such purchase obligation was executed, and (2) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchase Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (1) of the immediately preceding sentence the Company shall be required to pay the Holder Si,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In, together with applicable confirmations and other evidence reasonably requested by the Company. Nothing herein shall limit the Holder' right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.
(d)  If  this  Warrant  shall  have  been  exercised in part, the Company shall,
     Formatted; Bullets and Numbering^ ] at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.
(e) The Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 3(a) or otherwise, to the extent that after giving effect to such issuance after exercise, the Holder (together with the Holder' affiliates), as set forth on the applicable Notice of Exercise, would beneficially own in excess of 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to such issuance. For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of itsaffiliates and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its affiliates. Except as set forth in the preceding sentence, for purposes of this Section 3(c), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act, it being acknowledged by Holder that the Company is not representing to Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and Holder are solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 3(c) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder) and of which a portion of this Warrant is exercisable shall be in the sole discretion of such Holder, and the submission of a Notice of Exercise shall be deemed to be such Holder' determination of whether this Warrant is exercisable (in relation to other securities owned by such Holder) and of which portion of this Warrant is exercisable, in each case subject to such aggregate percentage limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. For purposes of this Section 3(c), in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company's most recent Form 10-QSB or Form 10-KSB, as the case may be, (y) a more recent public announcement by the Company or (z) any other notice by the Company or the Company's Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of the Holder, the Company shall within two Trading Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its affiliates since the date as of which such number of outstanding shares of Common Stock was reported.
4.   No  Fractional  Shares or Scrip. No fractional shares or scrip representing
    ---------------------------------
     fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price.
5.   Charges,  Taxes  and  Expenses. Issuance of certificates for Warrant Shares
    -------------------------------
     shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the
                                                  -----------------
     event certificates for Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

6.   Closing  of  Books.  The  Company  will  not close its stockholder books or
     ------------------
     records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.
7.   Transfer.  Division  and  Combination.
     --------------------------------------
(a) Subject to compliance with any applicable securities laws and the conditions set forth in Sections 1 and 7(e) hereof and to the provisions of
     Section 4.1 of the Purchase Agreement, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or their agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.
(b) This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or their agent or attorney. Subject to compliance with Section 7(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.
(c) The Company shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Warrant or Warrants under this Section 7.
(d) The Company agrees to maintain, at its aforesaid office, books for the registration and the registration of transfer of the Warrants.
(e) If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such transfer (i) that the Holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer may be made without registration under the Securities Act and under applicable state securities or blue sky laws, (ii) that the Holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and (iii) that the transferee be an "accredited investor" as defined in Rule 501(a)(l), (a)(2), (a)(3), (a)(7), or (a)(8) promulgated under the Securities Act or a qualified institutional buyer as defined in Rule 144A(a) under the Securities Act.

8.   No  Rights as Shareholder until Exercise. This Warrant does not entitle the
     ----------------------------------------
     Holder to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof. Upon the surrender of this Warrant and the payment of the aggregate Exercise Price (or by means of a cashless exercise), the Warrant Shares so purchased shall be and be deemed to be issued to such Holder as the record owner of such shares as of the close of business on the later of the date of such surrender or payment,
9.   Loss.  Theft.  Destruction  or Mutilation of Warrant. The Company covenants
     ----------------------------------------------------
     that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.
10.  Saturdays.  Sundays.  Holidays,  etc.  If the last or appointed day for tbe
     ------------------------------------
     taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.
11.  Adjustments  of  Exercise  Price  and  Number  of  Warrant  Shares.
     ------------------------------------------------------------------
(A)  Stock  Splits,  etc. The number and kind of securities purchasable upon the
     -------------------
     exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of any of the following. In case the Company shall (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock to Holder of its outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (iv) issue any shares of its capital stock in a reclassifi cation of the Common Stock, then the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which it would have owned or have been entitled to receive had such Warrant been exercised in advance thereof. Upon each such adjustment of the kind and number of Warrant Shares or other securities of the Company which, are purchasable hereunder, the Holder shall thereafter be entitled to purchase the number of Warrant Shares or other securities resulting from such adjustment at an Exercise Price per Warrant Share or other security obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable pursuant hereto immediately prior to such adjustment and dividing by the number of Warrant Shares or other securities of the Company that are purchasable pursuant hereto immediately after such adjustment. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event (B) Change in Option
                                                                ----------------
     Price  or  Conversion  Rate.  If  there  is a change at any time in (i) the
     ---------------------------
     amount of additional consideration payable to the Company upon the exercise of any Options; (ii) the amount of additional consideration, if any, payable to the Company upon the exercise, conversion or exchange of any Common Stock Equivalents; or (iii) the rate at which any Common Stock Equivalents are convertible into or exchangeable for Common Stock (in each such case, other than under or by reason of provisions designed to protect against dilution), the Exercise Price in effect at the time of such change will be readjusted to the Exercise Price which would have been in effect at such time had such Options or Common Stock Equivalents still outstanding provided for such changed additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold.
(C)  Calculation  of  Consideration  Received.  If  any Common Stock, Options or
     ----------------------------------------
     Common Stock Equivalents are issued, granted or sold for cash, the consideration received therefor for purposes of this Warrant will be the amount received by the Company therefor, before deduction of reasonable commissions, underwriting discounts or allowances or other reasonable expenses paid or incurred by the Company in connection with such issuance, grant or sale. In case any Common Stock, Options or Common Stock Equivalents are issued or sold for a consideration part or all of which shall be other than cash, the amount of the consideration other than cash received by the Company will be the fair market value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company will be the fair market value (closing bid price, if traded on any market) thereof as of the date of receipt. In case any Common Stock, Options or Common Stock Equivalents are issued in connection with arty merger or consolidation in which the Company is the surviving corporation, the amount of consideration therefor will be deemed to be the fair market value of such portion of the net assets and business of the non-surviving corporation as is attributable to such Common Stock, Options or Common Stock Equivalents, as the case may be. The fair market value of any consideration other than cash or securities will be determined in good faith by an investment banker or other appropriate expert of national reputation selected by the Company and reasonably acceptable to the Holder hereof, with the costs of such appraisal to be borne by the Company.
(D)  Exceptions  to Adjustment of Exercise Price. Notwithstanding the foregoing,
     -------------------------------------------
     no adjustment will be made under this Section 1 l(b) in respect of an Exempt Issuance.
(iii)  Minimum Adjustment of Exercise Price. No adjustment of the Exercise Price
       ------------------------------------
     shall be made in an amount of less than 1% of the Exercise Price in effect at the time such adjustment is otherwise required to be made, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any.